UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 21, 2015

Capital Senior Living Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13445	75-2678809
(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway Suite 300 Dallas, Texas	75254
(Address of Principal Executive Offices)	(Zip Code)

(972) 770-5600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2015, the stockholders of Capital Senior Living Corporation (the “Company”) approved the Amended and Restated Second Amendment (the “Second Amendment”) to the Company’s 2007 Omnibus Stock and Incentive Plan, as amended (the “2007 Plan”). The Second Amendment:

•	increases the number of shares available for awards under the 2007 Plan by 2.0 million shares;

•	adds restricted stock units as a form of award under the 2007 Plan;

•	revises and updates the performance measures applicable to performance awards under the 2007 Plan;

•	provides for a minimum one-year vesting period for restricted stock and restricted stock units awarded to the Company’s non-employee directors;

•	extends the termination date of the 2007 Plan to December 16, 2024; and

•	makes certain other clarifying and ministerial changes.

A copy of the Second Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s 2015 Annual Meeting of Stockholders held on May 21, 2015 (the “Annual Meeting”), Proposals 1, 2, 3 and 4 were approved by the Company’s stockholders and no other business was properly brought before the Annual Meeting. The proposals are described in detail in the definitive proxy statement (the “Proxy Statement”) filed by the Company with the Securities and Exchange Commission (the “SEC”) on April 16, 2015. The voting results of the Annual Meeting are set forth below.

Proposal 1 – Election of Directors – The Company’s stockholders elected Keith N. Johannessen, Jill M. Kruger and Michael W. Reid to each serve as a director of the Company for three-year terms expiring in 2018. The voting results for each of these individuals were as follows:

Director	Votes “FOR”	Votes “WITHHELD”	Broker Non-Votes
Keith N. Johannessen	23,270,165	242,958	2,070,230
Jill M. Krueger	23,256,647	256,476	2,070,230
Michael W. Reid	23,271,747	241,376	2,070,230

Proposal 2 – Ratification of the Appointment of the Company’s Independent Auditors – The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2015. The voting results were 25,547,023 shares “FOR,” 34,045 shares “AGAINST,” and 2,285 abstentions.

Proposal 3 – Advisory Vote on Executive Compensation – The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement in accordance with the compensation disclosure rules of the SEC. The voting results were 23,184,779 shares “FOR,” 274,769 shares “AGAINST,” 53,575 abstentions, and 2,070,230 broker non-votes.

Proposal 4 – Approval of the Second Amendment to the 2007 Omnibus Stock and Incentive Plan – The Company’s stockholders approved the Second Amendment to the 2007 Plan. The voting results were 21,192,921 shares “FOR,” 2,310,684 shares “AGAINST,” 9,518 abstentions, and 2,070,230 broker non-votes.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Amended and Restated Second Amendment to the 2007 Omnibus Stock and Incentive Plan for Capital Senior Living Corporation, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 22, 2015	Capital Senior Living Corporation

		By:	/s/ Carey P. Hendrickson
		Name:	Carey P. Hendrickson
		Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amended and Restated Second Amendment to the 2007 Omnibus Stock and Incentive Plan for Capital Senior Living Corporation, as amended